SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K/A


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of
1934.


            Date of Report (Date of earliest event reported):

                               August 4, 1999

                                     Commission File No:   0-23561

                     SUNBURST ACQUISITIONS IV, INC.
                 (Name of small business in its charter)

     Colorado                            84-1431797
__________________________________________________________
(State or other                         (IRS Employer Identification
jurisdiction of Incorporation)                        No.)

                           2082 Cherry Street
__________________________________________________________
        Address of Principal Executive Office (street and number)

                         Denver, Colorado 80207
__________________________________________________________
                        City, State and Zip Code

(Issuer's telephone number:  (303)321-0461

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

Sunburst Acquisitions IV, Inc.
Prologic Management Systems, Inc.

(a)     Audited financial statements of Prologic Management Systems,
Inc. for its fiscal year ended March 31, 1999, are incorporated herein by reference from the report on Form 10-KSB filed by Prologic
Management Systems, Inc., on July 14, 1999.

(b) Unaudited pro forma financial statements of Sunburst, giving effect to the merger of Prologic into Sunburst, under the terms of the Stock Purchase and Merger Agreement, follow:

On July 8, 1999, Sunburst Acquisitions IV, Inc., ("Sunburst") entered into a Stock Purchase and Merger Agreement ("SPMA") with
Prologic Management Systems, Inc., an Arizona corporation
("Prologic"). The terms of the SPMA required that Sunburst purchase up to 5,280,763 shares of common stock of Prologic for $3,000,000.


Under the SPMA Sunburst's investment is to be staged in two parts. The first stage ("Tranche 1"), which was fully funded upon closing on August 4, 1999, involved the purchase of 3,459,972 shares of common stock of Prologic for a subscription price of $1,000,000, or $0.2890 per share. In conjunction with the closing of Tranche 1, a Voting Trust Agreement was executed granting Sunburst voting rights to a total of 1,071,060 shares of common stock. Following the closing of Tranche 1 and execution of the Voting Trust Agreement, Sunburst owned or had voting control of more than 50% of the issued and outstanding common shares of Prologic. Sunburst funded Tranche 1 through the issuance of 500,831 shares of common stock at $2.00 per share.

Sunburst's second stage investment under the SPMA ("Tranche 2") involves the purchase of up to 1,820,791 additional shares for a purchase price of $2,000,000, or approximately $1.0984 per share. The proceeds from Tranche 2 are intended to be used by Prologic to facilitate the acquisition of another (unaffiliated) company (the "Tranche 2 Acquisition"), and Tranche 2 is to be funded essentially simultaneously with the closing of the Tranche 2 Acquisition. Tranche 2 has not yet closed.

It is intended that Prologic merge into Sunburst. As a condition to closing the merger, Sunburst is obligated to have a binding commitment from investors to provide it, in two stages, with up to $4,000,000 in equity capital. The first stage will be represented by the Tranche 2 funding described above. The second $2,000,000 stage ("Tranche 3"), which is intended to be funded after completion of the merger, will require that Sunburst have a binding commitment from investors to purchase a total of 890,287 shares of Sunburst common stock for a total purchase price of $2,000,000, or $2.246 per share.

In conjunction with execution of the SPMA, Sunburst and certain of its shareholders entered into an agreement with a group of investors to permit the investors to acquire control of Sunburst in return for providing the funds required by the SPMA. The agreement with these investors involves a four step reorganization of Sunburst including (i) the sale by five current shareholders of Sunburst of a total of 385,000 shares of common stock; (ii) the voluntary surrender for cancellation of a total of 436,000 shares of common stock, reducing the number of issued and outstanding shares from 2,435,000 to 1,999,000; (iii) completion of a 20:1 forward split increasing the number of issued and outstanding shares to 39,980,000; and (iv) the voluntary surrender for cancellation of a total of 31,680,000 shares, reducing the number of issued and outstanding shares (following completion of the forward split described above) to 8,300,000.

Only after the successful completion of the above transactions, will Prologic merge into Sunburst. To effect the merger, Sunburst will issue common and preferred shares for all of the outstanding common and preferred shares of Prologic in the ratio of one Sunburst share for each Prologic share surrendered. Prologic shares held in treasury, by way of any Prologic subsidiary, and by Sunburst directly as a result of the transactions noted above will be cancelled. An adjustment to the number of shares of Sunburst common stock will be made in order that the shares of common stock issued to former Prologic shareholders as described above will result in those shareholders holding 47.15% of the outstanding common stock of Sunburst after the merger but prior to Tranche 3, as detailed in Section 8.6(a)(v) of the SPMA.

Sunburst will adopt a fiscal year end of March 31,which is the reporting year of Prologic, the accounting acquiror. The following unaudited pro forma financial statements are based on the historical presentation of the financial statements of Prologic and Sunburst for each of the periods indicated.

The unaudited pro forma statements of operations for the interim period ended June 30, 1999 and for the year ended March 31, 1999 give effect to the SPMA as if it had occurred on April 1, 1999 and April 1, 1998, respectively. The unaudited pro forma balance sheet as of June 30, 1999 gives effect to the SPMA as if it had occurred on June 30, 1999. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements, including notes thereto, of Prologic and Sunburst previously filed or included herein.


Sunburst Acquisitions IV, Inc.
Prologic Management Systems, Inc.
Unaudited Pro Forma Balance Sheet(Note 1)
June 30, 1999
(page 1 of 2)

                                    (Note 2)              (Note 2)
                                    Sunburst              Prologic
                                      May 31               June 30
                                        1999                  1999

ASSETS
CURRENT ASSETS:
Cash                                   1,424               304,112
Restricted cash                            -               300,000
Accounts receivable                        -             5,895,081
Other current assets                       -               217,460

Total current assets                   1,424             6,716,654

Property and
  equipment, net                           -               495,554
Intangible assets, net                   195               967,037
Other assets                               -                33,024

                                     $ 1,619           $ 8,212,269

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts and short
 term notes payable                      300             6,129,651
Accrued expenses                           -               891,276
Deferred revenue                           -               128,566

Total current
 liabilities                             300             7,149,493
Long term notes
 payable                                   -             2,631,829
                                     $   300           $ 9,781,322
SHAREHOLDERS' EQUITY:
Preferred stock, no par value,
20,000,000 shares
authorized, no shares
issued and oustanding                       -                    -

Common stock, no par value,
100,000,000 shares
authorized, 2,435,000
shares issued
and outstanding                       18,935                     -

Series A cumulative
convertible preferred stock,
no par value, 750,000
shares authorized,
16,667 shares issued and
outstanding                                -               100,000

Series B cumulative
convertible preferred stock,
no par value, 100,000
shares authorized,
72,000 shares issued and
outstanding                                -               519,883

Common stock, no par value,
10,000,000 shares
authorized, 4,711,349
shares issued
and outstanding                            -             8,700,137

Common stock, no par value,
50,000,000 shares
authorized, 10,882,399
shares issued
and outstanding                            -                     -

Series A cumulative
convertible preferred stock,
no par value, 750,000
shares authorized,
16,667 shares issued and
outstanding                                -                     -

Series B cumulative
convertible preferred stock,
no par value, 100,000
shares authorized,
72,000 shares issued and
outstanding                                -                     -

Warrants                                   -               694,230
Warrants                                   -                     -
Additional paid-in
  capital                              1,050                     -
Additional paid-in
  capital                                  -                     -
Accumulated deficit                 (18,666)          (11,583,303)

Total Stockholders'
  Equity                               1,319           (1,569,053)

                                       1,619             8,212,269

The accompanying notes are an integral part of these pro forma financial statements.
Sunburst Acquisitions IV, Inc.
Prologic Management Systems, Inc.
Unaudited Pro Forma Balance Sheet
June 30, 1999
(page 2 of 2)

                                    (Note 3)             Pro Forma
                                                           June 30
                                 Adjustments                  1999
ASSETS
CURRENT ASSETS:
Cash                               5,000,000             5,305,536
Restricted cash                            -               300,000
Accounts receivable                        -             5,895,081
Other current assets                       -               217,460

Total current assets               5,000,000            11,718,078

Property and
  equipment, net                           -               495,554
Intangible assets, net                     -               967,037
Other assets                               -                33,024

                                 $ 5,000,000         $  13,213,888

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts and short
 term notes payable                        -             6,129,651
Accrued expenses                           -               891,276
Deferred revenue                           -               128,566

Total current
 liabilities                               -             7,149,793
Long term notes
 payable                                   -             2,631,829
                                           -           $ 9,781,622
SHAREHOLDERS' EQUITY:
Preferred stock, no par value,
20,000,000 shares
authorized, no shares
issued and oustanding                       -                    -

Common stock, no par value,
100,000,000 shares
authorized, 2,435,000
shares issued
and outstanding                     (18,935)                     -

Series A cumulative
convertible preferred stock,
no par value, 750,000
shares authorized,
16,667 shares issued and
outstanding                        (100,000)                     -

Series B cumulative
convertible preferred stock,
no par value, 100,000
shares authorized,
72,000 shares issued and
outstanding                        (519,883)                     -

Common stock, no par value,
10,000,000 shares
authorized, 4,711,349
shares issued
and outstanding                  (8,700,137)                     -

Common stock, no par value,
50,000,000 shares
authorized, 10,882,399
shares issued
and outstanding                    5,019,985             5,019,985

Series A cumulative
convertible preferred stock,
no par value, 750,000
shares authorized,
16,667 shares issued and
outstanding                          100,000               100,000

Series B cumulative
convertible preferred stock,
no par value, 100,000
shares authorized,
72,000 shares issued and
outstanding                          519,883               519,883

Warrants                           (694,230)                     -
Warrants                             694,230               694,230
Additional paid-in
  capital                            (1,050)                     -
Additional paid-in
  capital                          8,681,471             8,681,471
Accumulated deficit                   18,666          (11,583,303)

Total Stockholders'
  Equity                           5,000,000             3,432,266

                                   5,000,000            13,213,888

The accompanying notes are an integral part of these pro forma financial statements.

Sunburst Acquisitions IV, Inc.
Prologic Management Systems, Inc.
Unaudited Pro Forma Statements of Operations (Note 1)
For the interim period ended June 30, 1999
(page 1 of 2)

                                    (Note 2)              (Note 2)
                                    Sunburst              Prologic
                                    3 Months              3 Months
                                     5/31/99               6/30/99
REVENUES                                   -             8,194,508
Cost of revenue                            -             6,646,080
Gross Profit                               -             1,548,428
Operating expenses                       719             1,592,485
Loss from operations                   (719)              (44,057)
Other expenses                             -                69,597
Net loss                               (719)             (113,654)

Cumulative preferred
stock dividend                             -                20,222

Net loss available to
common shareholders                    (719)             (133,876)

Net loss per share                         0                   n/a

Weighted average shares
outstanding                        2,435,000

The accompanying notes are an integral part of these pro forma financial statements.

Sunburst Acquisitions IV, Inc.
Prologic Management Systems, Inc.
Unaudited Pro Forma Statements of Operations (Note 1)
For the interim period ended June 30, 1999
(page 2 of 2)

                                                         Pro Forma
                                                          3 Months
                                 Adjustments               6/30/99
REVENUES                                   -             8,194,508
Cost of revenue                            -             6,646,080
Gross Profit                               -             1,548,428
Operating expenses                         -             1,593,204
Loss from operations                       -              (44,776)
Other expenses                             -                69,597
Net loss                                   -             (114,373)

Cumulative preferred
stock dividend                             -                20,222

Net loss available to
common shareholders                        -             (134,595)

Net loss per share                         0               (.01)

Weighted average shares
outstanding                                             10,882,399

The accompanying notes are an integral part of these pro forma financial statements.

Sunburst Acquisitions IV, Inc.
Prologic Management Systems, Inc.
Unaudited Pro Forma Statements of Operations (Note 1)
For the year ended March 31, 1999
(page 1 of 2)

                                    (Note 2)              (Note 2)
                                    Sunburst              Prologic
                                   12 Months             12 Months
                                     2/28/99               3/31/99
REVENUES                                   -            17,078,678
Cost of revenue                            -            13,006,808
Gross Profit                               -             4,071,870
Operating expenses                    10,205             5,919,729
Loss from operations                (10,205)           (1,847,859)
Other expenses                             -               380,328
Net loss                            (10,205)           (2,228,187)

Cumulative preferred
stock dividend                             -                83,033

Net loss available to
common shareholders                 (10,205)           (2,311,220)

Net loss per share                         0                   n/a

Weighted average shares
outstanding                        2,095,000

The accompanying notes are an integral part of these pro forma financial statements.
Sunburst Acquisitions IV, Inc.
Prologic Management Systems, Inc.
Unaudited Pro Forma Statements of Operations (Note 1)
For the year ended March 31, 1999
(page 2 of 2)

                                                         Pro Forma
                                                         12 Months
                                 Adjustments               3/31/99
REVENUES                                   -            17,078,678
Cost of revenue                            -            13,006,808
Gross Profit                               -             4,071,870
Operating expenses                         -             5,929,934
Loss from operations                       -           (1,858,064)
Other expenses                             -               380,328
Net loss                                   -           (2,238,392)

Cumulative preferred
stock dividend                             -                83,033

Net loss available to
common shareholders                        -           (2,321,425)

Net loss per share                         -             (0.37)

Weighted average shares
outstanding                                              6,243,269

The accompanying notes are an integral part of these pro forma financial statements.
Sunburst Acquisition IV, Inc.
Prologic Management Systems, Inc.
Notes To Unaudited Pro Forma Financial Statements

Note 1. The unaudited pro forma financial data do not give effect to any potential savings or other synergies that could result from the combination of Sunburst and Prologic. The pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the SPMA been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances.

Note 2. These columns represent historical results of operations and financial position as of and for the dates indicated.

Note 3. The adjustments present the effect of the following elements of the SPMA and corresponding reorganization agreement among the parties:

A. A total of $3,000,000 in outside equity investment in Sunburst and corresponding purchase by Sunburst of Prologic stock (Tranche 1 and Tranche 2),

B.  four-step reorganization of Sunburst:

  1. sale of 385,000 pre-split common shares;
  2. surrender and cancellation of 436,000 pre-split common shares;
  3. 20:1 forward split of common stock; and
  4. surrender and cancellation of an additional 31,680,000 post split common shares.

C.  adjustment to reflect a reduction in the number of pre-merger
Sunburst common shares to 52.85% of the total post-merger common shares outstanding prior to Tranche 3, assuming a one for one share exchange.

D. the merger of Prologic into Sunburst, including the issuance by Sunburst of at least 4,711,349 common shares, 88,667 preferred shares and 1,262,486 warrants, and

E. the sale of an additional 890,287 Sunburst common shares to outside investors for $2,000,000 (Tranche 3).

After the merger, the shareholders and management of Prologic will have effective operating control of the combined company. The transaction is considered to be a capital transaction in substance, rather than a business combination and therefore purchase accounting has been applied, except that no goodwill or other intangible has been recorded. Direct expenses related to the agreement and plan of reorganization have been charged to operations in the interim period ended June 30, 1999. Future expenses, which are not expected to be material, will be charged in the period incurred.

Except as otherwise indicated, all share and per share amounts in these pro forma combined financial statements have been adjusted to reflect the surrender of Sunburst common shares and the forward stock split. For purposes of computing loss per share, shares issued in the merger, adjustments to outstanding shares to comply with the SPMA and shares sold to outside investors are shown as outstanding as of the beginning of each period presented.


ITEM 7. (b)    EXHIBITS.

None.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SUNBURST ACQUISITIONS IV, INC.

Dated:  October 18, 1999


/s/______________________________
Michael R. Quinn, President